EXHIBIT 99.1

John J. Tracy, former CTO of The Boeing Company, Brings Aerospace Expertise to 3D Systems’ Board of Directors

Strengthens the Board of Directors with deep aerospace, engineering and technology expertise and experience

ROCK HILL, S.C., June 08, 2017 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) announced the addition of a new member to the Company’s Board of Directors. In line with the Company’s strategy and focus on key vertical applications, John J. Tracy brings deep experience in engineering, technology and leadership within the aerospace industry.

“We are very pleased to welcome John to our Board of Directors,” said Wally Loewenbaum, 3D Systems’ Chairman. “He brings strong experience and expertise which we expect will further enhance the range of skills and expertise within our Board of Directors.”

Dr. Tracy has more than 37 years of experience in the aerospace industry, most recently as Chief Technology Officer and Senior Vice President, Engineering, Operations and Technology at The Boeing Company. Dr. Tracy has strong leadership in technology, operations, quality and engineering from several aerospace companies, including Hercules Aerospace Company, McDonnell Douglas Corporation and The Boeing Company. From 2006 until 2016, he served as Chief Technology Officer and Senior Vice President, Engineering, Operations and Technology at The Boeing Company. Prior to that he served as Vice President, Engineering and Mission Assurance for Boeing Integrated Defense Systems and Vice President Structural Technologies, Prototyping and Quality of Phantom Works at Boeing, after serving in increasing roles at Hercules, McDonnell Douglas and The Boeing Company since 1979.  Dr. Tracy brings specialized expertise in aircraft manufacturing, structure and materials. During his tenure at The Boeing Company, he led engineering teams to achieve innovation breakthroughs and led notable aerospace products, including the Boeing 787 Dreamliner commercial plane. He has also authored more than 40 publications in the areas of structural mechanics, launch vehicle structures, smart structures and aging aircraft, and has received numerous awards and recognitions from the Hispanic community, including being named the 2006 Hispanic Engineer of the Year.

“We are a technology company focused on key verticals and the addition of Dr. Tracy to our Board reinforces our commitment to enhance management and the Board in line with our customer centric strategy to drive profitable growth through focused execution,” said Vyomesh Joshi (VJ), 3D Systems’ President and CEO. “We expect that his invaluable experience and deep knowledge of technology and aerospace will be a valuable addition to our Board.”

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology.  Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company.  The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About 3D Systems

3D Systems provides comprehensive 3D products and services, including 3D printers, print materials, on demand manufacturing services and digital design tools. Its ecosystem supports advanced applications from the product design shop to the factory floor to the operating room. 3D Systems’ precision healthcare capabilities include simulation, Virtual Surgical Planning, and printing of medical and dental devices as well as patient-specific surgical instruments. As the originator of 3D printing and a shaper of future 3D solutions, 3D Systems has spent its 30 year history enabling professionals and companies to optimize their designs, transform their workflows, bring innovative products to market and drive new business models.

More information on the company is available at www.3dsystems.com

Investor Contact: Stacey Witten
Email: investor.relations@3dsystems.com

Media Contact: Diane Parrish
Email: press@3dsystems.com